                                                                    EXHIBIT 10.5





                        REDEMPTION AND RELEASE AGREEMENT


         This REDEMPTION AND RELEASE AGREEMENT (the "Agreement") is entered into as of April 3, 2001 by and between Burnham Pacific Properties, Inc., a Maryland corporation (the "Company"), Burnham Pacific Operating Partnership, L.P., a Delaware limited partnership ("BPOP"), and the holders of all of the outstanding Series 1997-A Preferred Units ("Units") of limited partnership interest of BPOP identified on EXHIBIT A hereto (collectively, the "Preferred Unitholders").

         WHEREAS, each of the Preferred Unitholders is the record owner of the number of Units set forth beside its respective name on EXHIBIT A hereto.

         WHEREAS, the Company, BPOP and the Preferred Unitholders are parties to that certain Agreement of Limited Partnership, as amended, of BPOP (the "Partnership Agreement"), which provides for the rights and obligations of the Partners (as defined therein) and the administration and termination of BPOP;

         WHEREAS, pursuant to that certain Agreement to Contribute, dated as of December 5, 1997 (the "Contribution Agreement"), by and among the Company, BPOP, the Preferred Unitholders and the Contributors (as such term is defined in the Partnership Agreement), the Preferred Unitholders acquired an aggregate of 400,000 Units;

         WHEREAS, the Company or one of its subsidiaries intends to sell nineteen properties known as the Golden State Portfolio to Weingarten GS, Inc. on or after April 2, 2001 (the "Weingarten Purchase"), and has entered into a purchase contract with respect to such sale;

         WHEREAS, BPOP desires to exercise its right to redeem the Units from the Preferred Unitholders, in accordance with Section 10 of Exhibit B to the Thirteenth Amendment to the Partnership Agreement (the "Thirteenth Amendment") relating to the Units, on or after the date on which the Weingarten Purchase is consummated; and

         WHEREAS, all terms not otherwise defined herein shall have the respective meanings ascribed to them in the Thirteenth Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

SECTION 1.        REDEMPTION.

         1.1. REDEMPTION OF THE UNITS. BPOP shall exercise its right to redeem for cash all of the Units held by the Preferred Unitholders on the date that the Weingarten Purchase is consummated or on the following Business Day (the date of such redemption being referred to herein as the "Redemption Date") at a price per Unit equal to the Mandatory Redemption Price as of the Redemption Date. The parties hereto agree that as of April 3, 2001, the Mandatory Redemption Price per Unit will equal $26.261112, of which $0.011112 represents the Accrued Distributions per Unit. During the period beginning on April 3, 2001 and ending on April 13, 2001 the Accrued Distributions per Unit, and therefore the Mandatory Redemption Price per Unit, shall increase by $0.005556 for each day after April 3, 2001 up to but not including the Redemption Date; PROVIDED, HOWEVER, that nothing in this Agreement is intended to address what the Mandatory Redemption Price would be for any date after April 13, 2001. The Company shall direct the escrow agent with whom Weingarten GS, Inc. is depositing the funds in respect of the Weingarten Purchase to transfer all amounts due to each Preferred Unitholder pursuant to this Section 1.1 directly to such Preferred Unitholder in accordance with the instructions set forth in Section 1.3 below.

         1.2. NOTICE. Notwithstanding anything contained in Section 10(b) of the Thirteenth Amendment or otherwise to the contrary and provided that the Units are redeemed in accordance with Section 1.1 above on or prior to April 13, 2001, BPOP and the Preferred Unitholders hereby agree that this Agreement shall constitute valid and effective notice by BPOP to the Preferred Unitholders of BPOP's exercise of its right to redeem the Preferred Units under Section 10(b) of the Thirteenth Amendment.

         1.3. PAYMENT. On the Redemption Date, the Company or BPOP shall pay the amounts set forth in Section 1.1 above in immediately available funds prior to 4:00 p.m. New York City time according to the following instructions:

         MJL ASSOCIATES:

                  Bank Name:          Bear Stearns
                                      New York, NY
                  ABA #:
                  Account Name:       MJL Associates
                  Account #:
                  Attention:          Jason Berlinger
                  Phone:              310.201.2607

         SAB ASSOCIATES:

                  Bank Name:          Bear Stearns
                                      New York, NY
                  ABA #:
                  Account Name:       SAB Associates
                  Account #:
                  Attention:          Jason Berlinger
                  Phone:              310.201.2607

         EUGENE S. ROSENFELD:


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                                                                               3


                  Bank Name:          US Trust of California
                                      Los Angeles, CA
                  ABA #:
                  Account Name:       Eugene Rosenfeld
                  Account #:

         STEVEN A. BERLINGER:

                  Bank Name:          Bear Stearns
                                      New York, NY
                  ABA #:
                  Account Name:       Steven A. Berlinger
                  Account #:          748-54515-17-GH5
                  Attention:          Jason Berlinger
                  Phone:

         JACK AND CONNIE MAHONEY FAMILY TRUST:

                  Bank Name:          Sanwa Bank California
                                      Newport Beach, CA  92660
                  ABA #:
                  Account Name:       Jack and Connie Mahoney Family Trust
                  Account #:
                  Attention:          Pam Dyson
                  Phone:              949.797.1900

         SHERRI F. CASSIDY:

                  Bank Name:          Citizen's National Bank of Texas
                                      Bellaire, TX
                  ABA #:
                  Account Name:       Sherri Cassidy
                  Account #:
                  Phone:              713.661.4444


         1.4. CANCELLATION OF UNITS. Notwithstanding anything to the contrary set forth in Section 10(c)(ii) of the Thirteenth Amendment or otherwise, upon the full payment of the amounts set forth in Section 1.1 above in accordance with Section 1.3 above, the Preferred Unitholders will cease to be Partners of BPOP, will cease to be Unitholders with respect to the Units, will have no interest in or claims against BPOP or the Company by virtue of such Units and will have no voting or other rights with respect to such Units, and such Units will be deemed to be cancelled.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE PREFERRED UNITHOLDERS.

         Each of the Preferred Unitholders severally, and not jointly, represents and warrants to the Company and BPOP as follows:

         2.1. AUTHORITY OF PREFERRED UNITHOLDERS. The Preferred Unitholder has full right, authority, power and capacity to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of the Preferred Unitholder, enforceable against such Preferred Unitholder in accordance with its terms.

         2.2. HOLDER STATUS. The Preferred Unitholder is (i) the "holder" (as such term is used in Section 10(b) and Section 10(c) of the Thirteenth Amendment) of the number of Units set forth beside its name on EXHIBIT A hereto, and (ii) the only person or entity entitled to receive any notices from the Company or BPOP concerning, or any payments to be made by the Company or BPOP with respect to, such Units pursuant to the Thirteenth Amendment.


SECTION 2A.  REPRESENTATIONS AND WARRANTIES REGARDING CONTRIBUTORS.

         Each of the Preferred Unitholders, other than Sherri F. Cassidy, severally, and not jointly, represents and warrants to the Company and BPOP that each of the Contributors identified on EXHIBIT B hereto has been dissolved in accordance with the laws of their respective states of formation and the terms of their respective formation documents.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BPOP

         3.1. AUTHORITY OF THE COMPANY. The Company hereby represents and warrants to the Preferred Unitholders that the Company has full right, authority, power and capacity to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         3.2. AUTHORITY OF BPOP. BPOP hereby represents and warrants to the Preferred Unitholders that BPOP has full right, authority, power and capacity to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of BPOP, enforceable against BPOP in accordance with its terms.

SECTION 4.        RELEASE BY THE COMPANY AND BPOP.

         For and in consideration of the covenants and promises set forth in this Agreement and subject to the payment by or on behalf of BPOP of the amounts set forth in Section 1.1 hereof, each of the Company and BPOP, on behalf of itself and its assigns, representatives, agents, subsidiaries and affiliates, hereby fully and finally releases, acquits and forever discharges the Preferred Unitholders, their heirs, executors, predecessors, successors and past or present affiliates and subsidiaries, and each of their present and former stockholders and the present and former officers, directors, partners, members, stockholders, trustees, representatives, employees, principals, agents, affiliates, subsidiaries, predecessors, successors, assigns, beneficiaries, insurers and attorneys of any of them (collectively, the "Preferred Released Parties") from any and all actions, debts, claims, counterclaims, demands, liabilities, damages, causes of action, costs and expenses of every kind and nature whatsoever, in law or in equity, whether known or unknown, which the Company or BPOP had, has, or may have had at any time in the past until and including the date hereof against the Preferred Released Parties, or any of them. Notwithstanding any other provision of this Agreement to the contrary, this paragraph shall not apply to any and all actions, claims, counterclaims, demands, liabilities, damages, causes of action, costs and expenses arising out of or relating to the enforcement by the Company or BPOP of their rights under the express terms of this Agreement. The Company and BPOP agree not to institute, bring or make any litigation, lawsuit, claim or action against any of the Preferred Release Parties with respect to any and all claims released in this Agreement. Each of the Company and BPOP hereby represents and warrants that it has adequate information regarding the terms of this Agreement, the scope and effect of the releases set forth herein, and all other matters encompassed by this Agreement to make an informed and knowledgeable decision with regard to entering into this Agreement, and that it has consulted with counsel and independently and without reliance upon the Preferred Release Parties made its own analysis and decision to enter into this Agreement.

SECTION 5.        RELEASE BY THE PREFERRED UNITHOLDERS.

         For and in consideration of the covenants and promises set forth in this Agreement and subject to the payment by or on behalf of BPOP of the amounts set forth in Section 1.1 hereof, each Preferred Unitholder, on behalf of itself and its assigns, representatives, beneficiaries, heirs, executors, agents, subsidiaries and affiliates, hereby fully and finally releases, acquits and forever discharges the Company, BPOP, their predecessors, successors and past or present affiliates and subsidiaries, and each of their present and former stockholders and unitholders and the present and former officers, directors, partners, members, stockholders, unitholders, trustees, representatives, employees, principals, agents, affiliates, subsidiaries, predecessors, successors, assigns, beneficiaries, insurers and attorneys of any of them (collectively, the "BPOP Released Parties") from any and all actions, debts, claims, counterclaims, demands, liabilities, damages, causes of action, costs and expenses of every kind and nature whatsoever, in law or in equity, whether known or unknown, which the Preferred Unitholder had, has, or may have had at any time in the past until and including the date hereof against the BPOP Released Parties, or any of them, including, but not limited to, any claims which relate to or arise out of the Preferred Unitholder's rights or status as a present or former stockholder of the Company, as a present or former holder of units of limited partnership interest in BPOP or as a present or former partner of BPOP, including, without limitation, any claims for additional shares of any capital stock of the Company, additional units of limited partnership interest in BPOP or additional payments or distributions from the Company or BPOP. Notwithstanding any other provision of this Agreement to the contrary, this paragraph shall not apply to any and all actions, claims, counterclaims, demands, liabilities, damages, causes of action, costs and expenses arising out of or relating to the enforcement by a Preferred Unitholder of its rights under the express terms of this Agreement. The Preferred Unitholders agree not to institute, bring or make any litigation, lawsuit, claim or action against the Company, BPOP or any BPOP Released Party with respect to any and all claims released in this Agreement. Each of the Preferred Unitholders hereby represents and warrants that it has adequate information regarding the terms of this Agreement, the scope and effect of the releases set forth herein, and all other matters encompassed by this Agreement to make an informed and knowledgeable decision with regard to entering into this Agreement, and that it has consulted with counsel and independently and without reliance upon the BPOP Released Parties made its own analysis and decision to enter into this Agreement.

SECTION 6.        ADDITIONAL AGREEMENTS.

         6.1. CONTRIBUTION AGREEMENT. The parties hereto agree that, upon payment of the amounts set forth in Section 1.1 hereof in accordance with
Section 1.3 hereof, the Contribution Agreement, and all of the agreements entered into in connection therewith by the Company, BPOP and/or one or more of their affiliates, on the one hand, and each of the Preferred Unitholders and/or one or more of their affiliates, on the other hand, shall hereby terminate and shall have no further force and effect and none of the parties to any of such agreements shall have any further rights or obligations thereunder.

         6.2. PARTNERSHIP AGREEMENT. The parties hereto agree that, upon payment of the amounts set forth in Section 1.1 hereof in accordance with
Section 1.3 hereof, (i) the Partnership Agreement shall have no further force and effect between or among the Company, BPOP and/or one or more of their affiliates, on the one hand, and each of the Preferred Unitholders and/or one or more of their affiliates, on the other hand, and (ii) the Company, BPOP and/or one or more of their affiliates, on the one hand, and each of the Preferred Unitholders and/or one or more of their affiliates, on the other hand, shall have no further rights against or obligations to the others thereunder.

         6.3. HOLDER STATUS. Each of the Preferred Unitholders agrees, severally and not jointly, that it shall remain through and including the redemption of the Units pursuant to the terms hereof (i) the "holder" (as such term is used in Section 10(b) and Section 10(c) of the Thirteenth Amendment) of the number of Units set forth beside its respective name on EXHIBIT A hereto and
(ii) the only person or entity entitled to receive any notices from the Company or BPOP concerning, or any payments to be made by the Company or BPOP with respect to, such Units pursuant to the Thirteenth Amendment.

SECTION 7.        MISCELLANEOUS.

         7.1. AMENDMENT. This Agreement may be amended only by a written instrument executed by all of the parties hereto.

         7.2. SEVERABILITY. Any provision of this Agreement which is found to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.3. GOVERNING LAW. This Agreement shall be deemed to be a contract under the laws of the State of Delaware and shall be construed and endorsed in accordance with such laws, without regard to the doctrine of conflicts of laws.

         7.4. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         7.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all of which together shall constitute one and the same instrument.

         7.6. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties.

         7.7. CONSENT TO JURISDICTION. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware, and any Appellate Court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State, or, to the extent permitted by law, in such federal, court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

         7.8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the redemption of the Units.

         7.9. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, including, without limitation, specific performance to enforce this Agreement, in addition to any other remedy at law or equity. The parties further agree to waive any requirement for the posting of any bond in connection with any such remedy.

         7.10. TERMINATION. This Agreement shall terminate and have no further force and effect if the Redemption Date and the payment of the amounts provided for in Section 1.1 hereof do not occur on or prior to April 13, 2001.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                     BURNHAM PACIFIC PROPERTIES, INC.


                                     By:          /s/ Scott C. Verges
                                          --------------------------------------
                                           Name:       Scott C. Verges
                                           Title:      Chief Executive Officer





                                     BURNHAM PACIFIC OPERATING
                                     PARTNERSHIP, L.P.

                                     By:      Burnham Pacific Properties, Inc.
                                     Its:     General Partner


                                     By:          /s/ Scott C. Verges
                                          --------------------------------------
                                           Name:       Scott C. Verges
                                           Title:      Chief Executive Officer

                                     MJL ASSOCIATES, a California Limited
                                     Partnership


                                     By:     MJL Investments, Inc., a California
                                             corporation, as General Partner



                                     By:        /s/ John S. Long
                                          --------------------------------------
                                           Name:       John S. Long
                                           Title:      President


                                     /s/ Eugene S. Rosenfeld
                                     -------------------------------------------
                                     EUGENE S. ROSENFELD


                                     /s/ Steven A. Berlinger
                                     -------------------------------------------
                                     STEVEN A. BERLINGER



                                     JACK & CONNIE MAHONEY FAMILY TRUST
                                     dated February 2, 1999



                                     By: /s/ Jack L. Mahoney
                                         ---------------------------------------
                                         Jack L. Mahoney, Trustee


                                     /s/ Sherri F. Cassidy
                                     -------------------------------------------
                                     Sherri F. Cassidy


                                     SAB ASSOCIATES, a California Limited
                                     Partnership

                                     By:     SAB Investments, Inc., a California
                                             corporation, as general partner



                                     By:  /s/ Steven A. Berlinger
                                          --------------------------------------
                                           Name:       Steven A. Berlinger
                                           Title:      President

                                    EXHIBIT A


                                 UNIT OWNERSHIP


           NAME OF SELLING UNITHOLDER                            NUMBER OF UNITS
           --------------------------                            ---------------

MJL Associates, A California Limited Partnership                     142,745

SAB Associates, A California Limited Partnership                      48,366

Eugene S. Rosenfeld                                                  102,763

Steven A. Berlinger                                                   47,581

Jack and Connie Mahoney Family Trust                                  51,084

Sherri F. Cassidy                                                      7,461
                                                                     -------
---------------
         TOTAL                                                       400,000
                                                                     =======

                                    EXHIBIT B

CONTRIBUTORS:

HPBA - Benicia Associates, L.L.C.
HPBA - Madera Associates, L.L.C.
HPBA - Castro Associates, L.L.C.
HPBA - Redondo Beach Associates, L.L.C.
HPBA - Suisun Associates, L.L.C.
HPBA - Durate Associates, L.L.C.
HPBA - Sacramento Associates, L.L.C.
HPBA - Westminster Associates, L.L.C.
HPBA II - AC Sacramento Associates, L.L.C.
HPBA II - Bell Gardens Associates, L.L.C.
HPBA II - Bellflower Associates, L.L.C.
HPBA II - Fremont Associates, L.L.C.
HPBA II - Menifee Associates, L.L.C.
HPBA II - Placerville Associates, L.L.C.
HPBA II - San Jose Associates, L.L.C.
HPBA II - San Marcos Associates, L.L.C.
HPBA II - Santa Rosa Associates, L.L.C.
HPBA II - Shasta Associates, L.L.C.
HPBA II - SHP Sacramento Associates, L.L.C.
HPBA II - Vacaville Associates, L.L.C.


Each of the foregoing was a Delaware limited liability company.